1 July 31, 2025 Second Quarter 2025 Financial Results Bio-Rad Laboratories, Inc.

2 Safe Harbor Some statements in this presentation may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding management’s goals, plans, and expectations, our future financial performance, our future financial projections, our growth strategy, and other matters. Forward looking statements generally can be identified by the use of forward-looking terminology such as, “anticipate,” “believe,” “expect,” “assume,” “continue,” “may,” “will,” “intend,” “estimate,” or similar expressions or the negative of those terms or expressions, although not all forward-looking statements contain these words. These statements are based on assumptions and expectations of future events that are subject to risks and uncertainties. Our actual results may differ materially from these plans and expectations. Undue reliance should not be placed on these forward-looking statements, and it is encouraged to review our SEC filings, where the risk factors in our business are discussed in detail. The forward-looking statements contained in this presentation reflect our views and assumptions only as of the date of this presentation. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if estimates change, so you should not rely on these forward-looking statements as representing our views as of any date other than the date of this presentation. In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this presentation also contains non-GAAP financial measures. Calculations of these measures, explanations of what these measures represent, the reasons why we believe these measures provide useful information to investors, a reconciliation of these measures to the most directly comparable GAAP measures, as applicable, and other information relating to these non-GAAP measures can be found in the Appendix at the end of this presentation. In addressing various financial metrics, the presentation describes some of the factors that impacted year-over-year performance. For additional factors that impacted year-over- year performance, please refer to our earnings release and our second quarter Form 10-Q, which are available in the “Investor Relations” section of our web site under the subheadings “Financials/Financial Results” and “Quarterly Results."

REVENUE GROSS MARGIN OPERATING MARGIN NET CASH FROM OPERATIONS $652M 53.0% 11.8% $117M 2.1% YoY 1.0% YoY CN* -260bps YoY -410bps YoY +$19M YoY 3 Q2 2025 GAAP Financial Results * Percentage revenue change in currency neutral (CN) amounts are calculated by translating prior period revenue in each local currency using the current period’s monthly average foreign exchange rates for that currency and comparing that to current period revenue.

REVENUE NON-GAAP GROSS MARGIN* NON-GAAP OPERATING MARGIN* FREE CASH FLOW* $652M 53.7% 13.6% $71M 2.1% YoY 1.0% YoY CN** -270bps YoY -310bps YoY +$15M YoY 4 Q2 2025 Non-GAAP* Financial Results * Reconciliations to the comparable GAAP measure for the non-GAAP items shown above are detailed in the reconciliation table in Bio-Rad’s second quarter 2025 earnings release, and in the Appendix to this presentation. * * Percentage revenue change in currency neutral (CN) amounts are calculated by translating prior period revenue in each local currency using the current period’s monthly average foreign exchange rates for that currency and comparing that to current period revenue.

5 Life Science 40% Clinical Diagnostics 60% Revenue by Business Segment Q2 2025 Business Segment Revenue & Geographic Mix Americas 48% EMEA 33% APAC 19% Revenue by Region $652M $652M

6 Q2 2025 REVENUE $263M 4.9% YoY 3.8% YoY CN* • Driven by increased revenue from process chromatography and food safety products • Q2 revenue was driven by growth in the Americas and EMEA Life Science Group Americas 53% EMEA 29% APAC 18% Geographic Revenue Mix $263M $263M Life Science excluding Process Chrom -1.7% YoY -2.7% YoY CN* Process Chrom +Strong Double Digit YoY CN* * Percentage revenue growth in currency neutral (CN) amounts are calculated by translating prior period revenue in each local currency using the current period’s monthly average foreign exchange rates for that currency and comparing that to current period revenue. Product Revenue Mix

7 Q2 2025 REVENUE $389M 0.2% YoY -0.7% YoY CN* • Increased demand for Quality Controls and immunology products offset lower diabetes testing revenue • CN* revenue decline in Asia Pacific was partially offset by increased sales in EMEA and the Americas Clinical Diagnostics Group * Percentage revenue growth in currency neutral (CN) amounts are calculated by translating prior period revenue in each local currency using the current period’s monthly average foreign exchange rates for that currency and comparing that to current period revenue. Americas … EMEA 36% APAC 20% Geographic Revenue Mix $389M

8 Balance Sheet Highlights (In $ millions) June 30, 2025 December 31, 2024 Cash & Short-Term Investments $1,374* $1,665 Long-Term Debt $1,201 $1,200 Inventories, net $799 $760 Investment in Sartorius AG $5,156 $4,469 * Cash balance change due to share repurchases, and the completion of Stilla Technologies acquisition on June 30, 2025.

9 Current Prior Revenue CN* YoY 0.0% to +1.0% -1.0% to +1.5% Life Science Revenue CN* YoY 0.0% to +1.0% -3.0% to 0.0% Clinical Diagnostics Revenue CN* YoY +0.5% to +1.5% +0.5% to +2.5% Non-GAAP Gross Margin** 53.5% to 54.5% 53.0% to 54.5% Non-GAAP Operating Margin** 12.0% to 13.0% 10.0% to 12.0% Free Cash Flow** $310M to $330M $310M to $330M Full-Year 2025 Outlook * Percentage revenue change in currency neutral (CN) amounts are calculated by translating prior period revenue in each local currency using the current period’s monthly average foreign exchange rates for that currency and comparing that to current period revenue. **We do not provide a reconciliation of our non-GAAP financial expectations to expectations for the most comparable GAAP measure because the amount and timing of many future charges that impact these measures (such as amortization of future acquisition-related intangible assets, future acquisition-related expenses and benefits, future restructuring charges, future asset impairment charges, future valuation changes of equity-owned securities, future gains and losses on equity-method investments or future legal charges or benefits), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all.

10 Appendix

11 Use of Non-GAAP and Currency-Neutral Reporting In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including non-GAAP gross margin and non-GAAP operating margin, which exclude amortization of acquisition-related intangible assets; certain acquisition-related expenses and benefits; restructuring charges; asset impairment charges; gains and losses from change in fair market value of equity securities and loan receivable; gains and losses on equity-method investments; and significant legal-related charges or benefits and associated legal costs. Non-GAAP gross margin and non-GAAP operating margin also exclude certain other gains and losses that are either isolated or cannot be expected to occur again with any predictability, tax provisions/benefits related to the previous items, and significant discrete tax events. We exclude the above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods. We utilize a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, forecasting and planning for future periods, and determining payments under compensation programs. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measure s prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance. We also believe that disclosing non-GAAP financial measures provides useful information to investors and others in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies. More specifically, management adjusts for the excluded items for the following reasons: Amortization of purchased intangible assets: we do not acquire businesses and assets on a predictable cycle. The amount of purchase price allocated to purchased intangibl e assets and the term of amortization can vary significantly and are unique to each acquisition or purchase. We believe that excluding amortization of purchased intangible assets allows the users of our financial statements to better review and understand the historic and current results of our operations, and also facilitates comparisons to peer companies. Acquisition-related expenses and benefits: we incur expenses or benefits with respect to certain items associated with our acquisitions, such as transaction costs, professional fees for assistance with the transaction; valuation or integration costs; changes in the fair value of contingent consideration, gain or loss on settlement of pre-existing relationships with the acquired entity; or adjustments to purchase price. We exclude such expenses or benefits as they are related to acquisitions and have no direct correlation to the operation of our on-going business.

12 Use of Non-GAAP and Currency-Neutral Reporting (Continued) Restructuring, impairment charges, and gains and losses from change in fair market value of equity securities and loan receivable, and gains and losses on equity-method investments: we incur restructuring and impairment charges on individual or groups of employed assets and charges and benefits arising from gains and losses from change in fair market value of equity securities and loan receivable, and gains and losses (including impairments) on equity-method investments, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our on-going business. Although these events are reflected in our GAAP financials, these unique transactions may limit the comparability of our on-going operations with prior and future periods. Significant litigation charges or benefits and legal costs: we may incur charges or benefits as well as legal costs in connection with litigation and other contingencies unrelated to our core operations. We exclude these charges or benefits, when significant, as well as legal costs associated with significant legal matters, because we do not believe they are reflective of on-going business and operating results. Income tax expense: we estimate the tax effect of the excluded items identified above to determine a non -GAAP annual effective tax rate applied to the pretax amount in order to calculate the non-GAAP provision for income taxes. We also adjust for items for which the nature and/or tax jurisdiction requires the application of a specific tax rate or treatment. From time to time in the future, there may be other items excluded if we believe that doing so is consistent with the goal of providing useful information to investors and management. Currency Neutral: Percentage revenue growth in currency neutral amounts are calculated by translating prior period revenue in each local currency using the current period’s monthly average foreign exchange rates for that currency and comparing that to current period revenue. Free Cash Flow: Free cash flow is a non-GAAP measure and is defined as cash flow from operations minus net capital expenditures. We believe free cash flow is a helpful financial metric for use in evaluating the company’s underlying financial performance since it measures our ability to generate additional cash from our business operations. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non - GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP in the United States. Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial m easures as provided in the tables accompanying this presentation. Non-GAAP Financial Expectations: We do not provide a reconciliation of our non-GAAP financial expectations to expectations for the most comparable GAAP measure because the amount and timing of many future charges that impact these measures (such as amortization of future acquisition-related intangible assets, future acquisition-related expenses and benefits, future restructuring charges, future asset impairment charges, future valuation changes of equity-owned securities, future gains and losses on equity-method investments or future legal charges or benefits), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all.

Reconciliation of GAAP financial measures to non-GAAP financial measures

Reconciliation of GAAP financial measures to non-GAAP financial measures (continued)

Reconciliation of GAAP financial measures to non-GAAP financial measures (continued)